                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary  Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive  Proxy Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                        GREATER ATLANTIC FINANCIAL CORP.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              George W. Murphy, Jr., Muldoon, Murphy & Faucette LLP
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)   Title of each class of securities to which transaction applies:
           ................................................................
      2)   Aggregate number of securities to which transaction applies:
           ................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ................................................................
      4)   Proposed maximum aggregate value of transaction:
           ................................................................

      5)   Total fee paid:

           ................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                                   February 16, 2000


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, on Tuesday, March 14, 2000, at 10:00 a.m.

      As described in the enclosed Proxy Statement, the election of two directors, an amendment to the Company's 1997 Stock Option and Warrant Plan and the ratification of the appointment of auditors for fiscal year 2000 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of the Company.

      Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 1999, is contained in the 1999 Annual Report to Stockholders which accompanies the Proxy Statement. Directors and officers of the Company as well as representatives of the Company's independent auditors will be present to respond to any questions which stockholders may have.

      The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

      We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Carroll E. Amos

                                          Carroll E. Amos
                                          President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE 450
                             RESTON, VIRGINIA 20191
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 14, 2000
                   -------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, on Tuesday, March 14, 2000, at 10:00 a.m. Eastern time.

      A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

      1.    The election of two directors for terms of three years, each;

      2. Consideration of an amendment to the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan to increase the number of options available for grant under that Plan from 76,667 to 225,000;

      3. The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2000; and

      4. Such other matters as may properly come before the meeting, and at any adjournments thereof.

      Pursuant to the Bylaws of the Company, the Board of Directors has fixed February 9, 2000, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite 450, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Laurel L. Mitchell

                                          Laurel L. Mitchell
                                          Secretary
Reston, Virginia
February 16, 2000

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       GREATER ATLANTIC FINANCIAL CORP.
                     10700 PARKRIDGE BOULEVARD, SUITE 450
                            RESTON, VIRGINIA 20191
                                (703) 391-1300

                  ------------------------------------------

                                PROXY STATEMENT

                  ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 14, 2000

                  ------------------------------------------


SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 14, 2000, at 10:00 a.m., Eastern time, at the Key Bridge Marriott, 1401 N. Lee Highway, Arlington, Virginia, and at any adjournments thereof. The 1999 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 1999, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about February 16, 2000.

      Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR THE AMENDMENT OF THE COMPANY'S 1997 STOCK OPTION AND WARRANT PLAN TO INCREASE THE NUMBER OF OPTIONS AVAILABLE FOR GRANT FROM 76,667 TO 225,000, AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

      The close of business on February 9, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,007,434 shares.

       The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

      Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 9, 2000.

                                                AMOUNT AND NATURE
                   NAME AND ADDRESS               OF BENEFICIAL     PERCENT OF
TITLE OF CLASS     OF BENEFICIAL OWNER             OWNERSHIP(1)        CLASS
--------------     -------------------             ------------        -----

Common Stock       William Calomiris            357,895 shares(2)      11.9%
                   1112 16th Street, N.W.
                   Washington, D.C. 20036

Common Stock       Robert I. Schattner, DDS     395,229 shares(3)      13.1%
                   5901 Montrose Road
                   Rockville, MD 20852

Common Stock       Ralph Ochsman                238,597 shares(4)      7.9%
                   1650 Tysons Boulevard
                   McLean, VA 22102

-----------------
(1) Does not include presently exercisable warrants to purchase 36,667, 20,000 and 13,334 shares granted, respectively, to Messrs. Calomiris, Schattner and Ochsman under the Greater Atlantic Financial Corp. 1997 Stock Option Plan.
(2) The information furnished is derived from a Schedule 13D filed by William Calomiris on July 12,1999.
(3) The information furnished is derived from a Schedule 13D filed by Ralph Ochsman on July 12, 1999, as amended on August 10, 1999.
(4)   The information furnished is derived from a Schedule 13D filed by Robert
      I. Schattner on July 12, 1999, as amended on January 11, 2000.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 2. ELECTION OF DIRECTORS

      The Board of Directors currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

      The names of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 4, 2000. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth, as of February 9, 2000, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.


                                                           EXPIRATION     SHARES OF
    NAME AND PRINCIPAL                                         OF       COMMON STOCK     OWNERSHIP AS
   OCCUPATION AT PRESENT                         DIRECTOR    TERM AS     BENEFICIALLY    A PERCENT OF
  AND FOR PAST FIVE YEARS                AGE     SINCE(1)   DIRECTOR       OWNED(1)         CLASS
  -----------------------                ---     --------   --------       --------         -----

NOMINEES:
Paul J. Cinquegrana is a Vice            58        1997       2000      41,734 shares(2)     1.39%
President and the Managing Director
of the Fixed Income Department of
Johnston, Lemon & Co., Inc., a stock
and bond brokerage firm.

Jeffrey W. Ochsman is an attorney        47        1999       2000         500 shares        *
and partner of the law firm of
Friedlander, Misler, Friedlander,
Sloan & Herz, PLLC.

CONTINUING DIRECTORS:

William Calomiris, Chairman of the       79        1997       2002     357,895 shares(2)    11.90%
Board of the Company, is the
President of Wm. Calomiris
Investment Corporation, engaged in
building, developing and property
management.

Carroll E. Amos, President and Chief     52        1997       2002      43,860 shares(3)     1.46%
Executive Officer of the Company,
is a private investor who until 1996
served as President and Chief
Executive Officer of 1st Washington
Bancorp and Washington Federal
Savings Bank.

James B. Vito is Chairman of the         74        1998       2002      57,742 shares(2)      1.92%
Board of James B. Vito, Inc., a
plumbing and heating company and
managing general partner, James
Properties, engaged in the sale and
management of property.

Jeffrey M. Gitelman, D.D.S., is an       55        1997       2001      64,913 shares(2)      2.16%
Oral Surgeon and the owner of
Jeffrey M. Gitelman - D.D.S., P.C.




                                                           EXPIRATION     SHARES OF
    NAME AND PRINCIPAL                                         OF       COMMON STOCK     OWNERSHIP AS
   OCCUPATION AT PRESENT                         DIRECTOR    TERM AS     BENEFICIALLY    A PERCENT OF
  AND FOR PAST FIVE YEARS                AGE     SINCE(1)   DIRECTOR       OWNED(1)         CLASS
  -----------------------                ---     --------   --------       --------         -----
Lynnette Dobbins Taylor is               79        1998       2001       134 shares(2)        *
President of Taylor Enterprises,
Incorporated, a consulting firm to
non-profit and civic related
organizations; retired Executive
Director, Delta Sigma Theta, Inc.

EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

David E. Ritter joined the Bank and      50                              300 shares           *
the Company as a Senior Vice
President and Chief Financial
Officer in 1998.  From 1996 to 1997,
Mr. Ritter was a Senior Financial
Consultant with Peterson Consulting.
From 1988 until 1996, he was the
Executive Vice President and Chief
Financial Officer of Washington
Federal Savings Bank.

Laurel L. Mitchell joined the Bank       41
and Company as Corporate Secretary
in October, 1999, after two years as
an Executive Assistant with Collier,
Shannon, Rill & Scott, PLLC, a
Washington, D.C. law firm.  From
1993 to 1997, Ms. Mitchell had been
employed by America's Community
Bankers.

All directors and executive                                          567,078 shares(2)      18.86%
officers as a group (nine persons)(3)

-------------------------------------
(1) Each person effectively exercises sole voting or dispositive power as to shares reported.
(2) Does not include presently exercisable options to purchase 36,344 shares granted to Mr. Amos under the Greater Atlantic Financial Corp. 1997 Stock
    Option and Warrant Plan.
(3) Does not include presently exercisable warrants to purchase 36,667, 3,334,
    3,334, 2,000 and 14 shares, respectively, granted to Messrs. Calomiris,
    Cinquegrana, Gitelman and Vito and Ms. Taylor under the Greater Atlantic
    Financial Corp. 1997 Stock Option Plan.
*   Does not exceed 1.0% of the Company's Common Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

      The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 1999. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan applications. This Committee meets monthly. This Committee met 13 times during fiscal 1999.

      The Audit Committee consists of all outside Directors of the Company. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held one meeting in fiscal 1999.

      The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on December 31, 1999.

      In 1999, the Compensation Committee of the Company consisted of Directors Vito, Gitelman and Calomiris and is responsible for Executive Compensation. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee met once during 1999.

DIRECTORS' COMPENSATION

      FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Outside directors of the Bank, including the Chairman of the Board, received $200 for each Board meeting and $100 for each committee meeting attended. Beginning October 1, 1998, outside directors of the Bank received $500 for each Board meeting and $250 for each committee meeting attended. Beginning on that same date, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month.



      SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended September 30, 1999 and 1998, to the Chief Executive Officer who was the only executive officer to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 1999.




                                        Annual Compensation(1)                     Long Term Compensation(2)
                                 ------------------------------------- -------------------------------------------------------
                                                                                   Awards                Payouts
                                                                     ---------------------------------  ---------
                                                                                       Securities
                                                      Other Annual   Restricted Stock  Underlying         LTIP          All Other
Name and Principal Position  Year Salary($) Bonus($) Compensation($)   Awards ($)     Options/SARS (#) Payouts($)(6) Compensation(7)
---------------------------  ---- --------- -------- --------------- ---------------- ---------------- ------------- ---------------
Carroll E. Amos              1999 $119,167   $3,300    $   --          $   --            16,667          $  --           $______
 President, Chief Executive  1998  107,133   18,500        --              --            16,667             --            ______
 Officer and Director

----------------------------------
(1) Under Annual Compensation, the column titled "Bonus" consists of Board approved discretionary bonus.
(2) For 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

      EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

      The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the Board of Directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos for 1998 was $110,000. At the first anniversary date, Mr. Amos's base salary was increased to $120,000. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel. The Employment Agreement also provides for an automobile allowance of $9,600 per year, effective November 1, 1998.

      The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to re-elect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

      Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) two times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $360,000.

      All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

      1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                                PERCENT OF
                                 NUMBER OF         TOTAL
                                 SECURITIES    OPTIONS/SARS    EXERCISE
                                 UNDERLYING     GRANTED TO      OR BASE
                                OPTIONS/SARS   EMPLOYEES IN      PRICE      EXPIRATION
            NAME                GRANTED (#)     FISCAL YEAR     ($/SH)         DATE
            (A)                     (B)             (C)           (D)          (E)
----------------------------    ------------   -------------   ---------    ----------
Carroll E. Amos                    16,667          100%          $8.37       10-29-08

      The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Executive Officer as of September 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on September 30, 1999. At the Record Date, options for 36,334 shares of Common Stock were exercisable by Mr. Amos.

                                        FISCAL YEAR END OPTIONS/SAR VALUES
                                -------------------------------------------------

                                              NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISE        VALUE OF UNEXERCISED IN-THE-MONEY
                      SHARES                 OPTIONS AT FISCAL YEAR END    OPTIONS AT FISCAL YEAR END ($)(1)
                     ACQUIRED ON     VALUE             (#)                    EXERCISABLE/UNEXERCISABLE
     NAME            EXERCISE (#)  REALIZED EXERCISABLE/UNEXERCISABLE
-----------------   -------------  -------- -------------------------     ----------------------------------
Carroll E. Amos         0         0               33,334/0                              0/0


(1) Market value of underlying securities at fiscal year end ($8.45 per share) minus the exercise or base price of $7.94 per share.

                   PROPOSAL 2. RATIFICATION OF AN AMENDMENT TO
                    THE GREATER ATLANTIC FINANCIAL CORP. 1997
                          STOCK OPTION AND WARRANT PLAN

      On October 15, 1997, the board of directors of the company adopted the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan which provided for the granting of up to 94,685 warrants to the original investors and provides for the granting of up to 76,667 options to purchase common stock to eligible officers, employees, and directors of the company and the bank. The plan may also provide for certain rights related to the grant of stock options.

      Under the stock option plan, as amended, 94,685 warrants, each with a warrant price of $7.50, were granted in fiscal 1998 to the members of the board of directors and original stockholders on the basis of one warrant for each share of stock purchased. Under the stock option plan, 58,333 options had been granted to employees of the Bank and its subsidiary at September 30, 1999. Mr. Amos was not granted warrants in fiscal 1998, but was granted 16,667 options to purchase the company stock at the $7.50 warrant price. In fiscal 1999, Mr. Amos was granted 16,667 additional options at an exercise price of $8.38.

      The grants of stock options are designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the company as an incentive to contribute to the success of the company, and reward employees for outstanding performance. All employees of the company, the bank and its subsidiaries are eligible to participate in the stock option plan. The committee administering the plan will determine the terms of awards granted to officers and employees. The committee will also determine whether stock options will qualify as incentive stock options or non-statutory stock options, as described below, the number of shares subject to each stock option, the exercise price of each stock option, the method of exercising stock options, and the time when stock options become exercisable.
Only employees may receive grants of Incentive stock options.

      On December 31, 1999, the Board of Directors voted increase the number of shares of common stock with respect to which options may be granted from 76,667 shares to 225,000 shares. At December 31, 1999, shares remain reserved for future options grants. The Board believes that the 1997 Plan has been effective in helping to attract, retain and motivate officers and employees and the Board seeks to continue to be able to grant options under the 1997 Plan in the future.

      An individual generally will not recognize taxable income upon the grant of a non-statutory stock option or incentive stock option or upon the exercise of an incentive stock option, provided the individual does not dispose of the shares received through the exercise of the incentive stock option for at least one year after the date the individual receives the shares in connection with the option exercise and two years after the date of grant of the stock option (a "disqualifying disposition"). No compensation deduction will generally be available to the company as a result of the exercise of incentive stock options unless there has been a disqualifying disposition. In the case of a non-statutory stock option and in the case of a disqualifying disposition of shares received in connection with the exercise of an incentive stock option, an individual will recognize ordinary income upon exercise of the stock option (or upon the disqualifying disposition) in an amount equal to the amount by which the fair market value of the common stock exceeds the exercise price of the stock option. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense to the company for tax purposes. In the case of limited rights, the holder will recognize any amount paid to him or her upon exercise in the year in which the payment is made and the company will be entitled to a deduction for federal income tax purposes of the amount paid.

      Stock options are exercisable for a period of time following the date on which the optionee ceases to perform services for the bank or the company, except that in the event of death or disability, options accelerate and become fully vested and could be exercisable for up to one year thereafter or such other period of time as determined by the company. In the case of death or disability, stock options may be exercised for a period of 12 months or such other period of time as determined by the committee. However, any incentive stock options exercised more than three months following the date the employee ceases to perform services as an employee would be treated essentially as a non-statutory stock option. In the event of retirement, if the optionee continues to perform services as a director or consultant on behalf of the bank, the company or an affiliate, unvested options and awards would continue to vest in accordance with their original vesting schedule until the optionee ceases to serve as a consultant or director. In the event of death, disability or normal retirement, the company, if requested by the optionee, or the optionee's beneficiary, could elect, in exchange for vested options, to pay the optionee, or the optionee's beneficiary in the event of death, the amount by which the fair market value of the common stock exceeds the exercise price of the options on the date of the employee's termination of employment.

TRANSACTIONS WITH RELATED PERSONS

      Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

      The bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The bank's policy provides that all loans made by the bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 1999, one of the bank's directors had loans with the bank which had outstanding balances totaling $259,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

      The company's policy is that all transactions between the company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the company not having any interest in the transaction.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Company's financial statements as of September 30, 1999, were audited by BDO Seidman, LLP.

      The Company's Board of Directors has reappointed BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2000, subject to ratification of such appointment by the stockholders.

      A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT
AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending September 30, 2000, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2000. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the

Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GREATER ATLANTIC FINANCIAL CORP., MS. LAUREL L. MITCHELL, CORPORATE SECRETARY, 10700 PARKRIDGE BOULEVARD, SUITE 450, RESTON, VIRGINIA 20191.

                                    By Order of the Board of
                                    Directors

                                    /s/ Laurel L. Mitchell

                                    Laurel L. Mitchell
                                    Corporate Secretary
Reston, Virginia
February 16, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

 X  PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                         GREATER ATLANTIC FINANCIAL CORP

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 14, 2000
                                   10:00 A.M.

   The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Greater Atlantic Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Key Bridge Marriott Hotel, 1401 North Lee Highway, Arlington, Virginia on March 14, 2000 at 10:00 a.m., and at any and all adjournments thereof, as follows:


PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW

-----------------------------------------------------------------------
                                                                 Date


------Stockholder sign above--Co-holder (if any) sign above------------

Stockholder Assistance

     Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact Greater Atlantic Financial Corp.'s transfer agent:

            American Stock Transfer and Trust Company
            40 Wall Street
            New York, New York 10005

                                                            WITH-
1.   The election as directors of all            FOR        HELD     EXCEPT
     nominees listed below (except as           /___/      /___/     /___/
     marked to the contrary):

     PAUL J. CINQUEGRANA                     JEFFREY W. OCHSMAN

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK "EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
PROVIDED BELOW.)

--------------------------------------------------------------------------------

2.   Amendment of the Greater
     Atlantic Financial Corp. 1997
     Stock Option and Warrant Plan
     to increase the number of             FOR     AGAINST   ABSTAIN
     options available for grant under    /___/     /___/     /___/
     that Plan from 76,667 to
     225,000.

3.   The approval of BDO Seidman,
     LLP as the Company's
     independent auditors for the          FOR     AGAINST   ABSTAIN
     fiscal year ending September         /___/     /___/     /___/
     30, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
OF THE LISTED PROPOSALS.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THIS PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

     The undersigned acknowledges the receipt from the Company of a Notice of Meeting and of a Proxy Statement dated February 16, 2000, as well as a copy of Greater Atlantic Annual Report prior to the execution of this proxy.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.